UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act 1934
Date of report (Date of earliest event reported): May 1, 2007
WESTMORELAND COAL COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11155	23-1128670

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14th Floor, 2 North Cascade Avenue, Colorado Springs, CO 80903

(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Christopher K. Seglem has resigned from the Board of Directors of Westmoreland Coal Company, effective at the conclusion of the Board’s meeting of May 1, 2007. Mr. Seglem’s letter of resignation is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Letter dated May 1, 2007 from Christopher K. Seglem

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 7, 2007

WESTMORELAND COAL COMPANY
By:	/s/ David J. Blair
	Name:	David J. Blair
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Letter dated May 1, 2007 from Christopher K. Seglem